Equity	12 Months Ended
Sep. 30, 2023
Equity [Abstract]
EQUITY

15. EQUITY

The Company was established under the laws of Cayman Islands on January 22, 2020. The authorized number of ordinary shares is 500,000,000 shares with a par value of $0.0001 per ordinary share. There were 100,000,000 ordinary shares issued and outstanding as of September 30, 2021.

The Company repurchased 50,000,000 ordinary shares from its shareholders on December 31, 2022.

On April 14, 2023, the Company closed the initial public offering (the “IPO”), relating to the Company’s 1,750,000 ordinary shares. The Ordinary Shares were priced at $4.00 per share, for aggregate net proceeds to the Company of $6,189,914, after deducting fees to the placement agent and other offering expenses payable by the Company.

During the fiscal years ended September 30, 2023, 2022 and 2021, the Company’s PRC subsidiaries collectively contributed $89,940, $363,257 and $629,936 of retained earnings to their statutory reserves, respectively.